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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-HE1)


                Mortgage Asset Securitization Transactions, Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                  333-106982-41               06-1204982
          --------                  -------------               ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)


      1285 Avenue of the Americas
          New York, New York                            10019
          ------------------                            -----

Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.    Completion of Acquisition or Disposition of Assets

         Item 2.01.        Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On September 29, 2004, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2004-HE1, Mortgage Pass-Through Certificates, Series 2004-HE1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of nineteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $668,232,051.14 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 27, 2004, between UBS Real Estate Securities Inc. ("UBSRES") and the Depositor (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates were sold by the Depositor to UBS Securities

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LLC and Keybanc Capital Markets, a division of McDonald Investments Inc. (the
"Underwriters") pursuant to an Underwriting Agreement, dated September 27, 2004 (the "Underwriting Agreement") among the Depositor and the Underwriters.

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         The Certificates have the following initial Certificate Balances and
Pass-Through Rates:


                                                          Initial Aggregate
                                                        Certificate Principal
         Designation          Pass-Through Rate               Balance(1)
         -----------          -----------------               ----------
          Class A-1              Variable(2)               $   284,834,000
          Class A-2              Variable(2)               $   157,216,000
          Class A-3              Variable(2)               $    63,886,000
          Class A-4              Variable(2)               $    63,731,000
          Class M-1              Variable(2)               $    30,738,000
          Class M-2              Variable(2)               $     9,355,000
          Class M-3              Variable(2)               $     6,682,000
          Class M-4              Variable(2)               $     6,348,000
          Class M-5              Variable(2)               $     6,014,000
          Class M-6              Variable(2)               $     6,014,000
          Class M-7              Variable(2)               $     5,679,000
          Class M-8              Variable(2)               $     5,011,000
          Class M-9              Variable(2)               $     6,682,000
         Class M-10              Variable(2)               $     5,345,000
         Class M-11              Variable(2)               $     4,009,000
          Class CE               Variable(3)               $     6,687,951
           Class P                   N/A                   $    100.00
           Class R                   N/A                            100.00%
          Class R-X                  N/A                            100.00%

(1) Approximate.
(2) The pass-through rate on the offered certificates is based on one-month LIBOR plus an applicable margin and is subject to increase and a rate cap, as described in the prospectus supplement.
(3) The pass-through rate for the Class CE Certificates will be as described in the Pooling and Servicing Agreement.

                  The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated July 26, 2004 and the Prospectus Supplement, dated September 27, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9.    Financial Statements and Exhibits

         Item 9.01.        Financial Statements and Exhibits

                (a) Not applicable

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                (b) Not applicable

                (c) Exhibits



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                  Exhibit No.                         Description
                  -----------                         -----------

                      4.1 Pooling and Servicing Agreement, dated as of September 1, 2004, by and among Mortgage Asset Securitization
                                          Transactions, Inc. as depositor (the
                                          "Depositor"), Wells Fargo Bank, N.A.
                                          as master servicer and trust
                                          administrator (the "Master Servicer"
                                          and "Trust Administrator") and U.S.
                                          Bank National Association as trustee
                                          (the "Trustee"), relating to the
                                          Series 2004-HE1 Certificates.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2004

                                                   MORTGAGE ASSET SECURITIZATION
                                                   TRANSACTIONS, INC.


                                                   By: /s/ Glenn McIntyre
                                                      --------------------------
                                                   Name:   Glenn McIntyre
                                                   Title:  Director


                                                   By: /s/ Jeffrey Lown
                                                      --------------------------
                                                   Name:   Jeffrey Lown
                                                   Title:  Executive Director


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                                Index to Exhibits




     Exhibit No.                                Description                                    Sequentially
                                                                                              Numbered Page
         4.1           Pooling and  Servicing  Agreement,  dated as of  September  1,               7
                       2004,   by   and   among   Mortgage    Asset    Securitization
                       Transactions,  Inc.  as  depositor  (the  "Depositor"),  Wells
                       Fargo Bank,  N.A. as master  servicer and trust  administrator
                       (the "Master  Servicer"  and "Trust  Administrator")  and U.S.
                       Bank  National   Association   as  trustee  (the   "Trustee"),
                       relating to the Series 2004-HE1 Certificates.



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                                   Exhibit 4.1